POWER OF ATTORNEY

The undersigned Angela Fontana of Everlake Life Insurance Company (“Company”) constitutes and appoints Tyler (Doney) Largey and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
Registration Statements

Form S-1 Registration Statements and amendments thereto pertaining to the following annuity contracts and account options:
•Choice Plus Annuity (previously File No. 333-237708)
•ChoiceRate Annuity (previously File No. 333-237709)
•Custom Annuity (previously File No. 333-236810)
•Custom Plus Annuity (previously File No. 333-237710)
•Guaranteed Maturity Fixed Account Option for AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice (previously File No. 333-237707)
•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal, and AIM Lifetime America Freedom (previously File No. 333-237706)
•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor - STI, and Advisor Preferred – STI (previously File No. 333-236836)
•RightFit Annuity (previously File No. 333-236809)
•Scheduled Annuity Manager (previously File No. 333-237711)

Form N-4 Registration Statements and amendments thereto:
•333-114560
•333-114561
•333-114562
•333-102295

March 16, 2023

/s/Angela Fontana

Angela Fontana
Name

POWER OF ATTORNEY

The undersigned Bonnie Wasgatt of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
Registration Statements

Form S-1 Registration Statements and amendments thereto pertaining to the following annuity contracts and account options:
•Choice Plus Annuity (previously File No. 333-237708)
•ChoiceRate Annuity (previously File No. 333-237709)
•Custom Annuity (previously File No. 333-236810)
•Custom Plus Annuity (previously File No. 333-237710)
•Guaranteed Maturity Fixed Account Option for AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice (previously File No. 333-237707)
•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal, and AIM Lifetime America Freedom (previously File No. 333-237706)
•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor - STI, and Advisor Preferred – STI (previously File No. 333-236836)
•RightFit Annuity (previously File No. 333-236809)
•Scheduled Annuity Manager (previously File No. 333-237711)

Form N-4 Registration Statements and amendments thereto:
•333-114560
•333-114561
•333-114562
•333-102295

March 16, 2023

/s/Bonnie Wasgatt

Bonnie Wasgatt
Name

POWER OF ATTORNEY

The undersigned Tyler (Doney) Largey of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
Registration Statements

Form S-1 Registration Statements and amendments thereto pertaining to the following annuity contracts and account options:
•Choice Plus Annuity (previously File No. 333-237708)
•ChoiceRate Annuity (previously File No. 333-237709)
•Custom Annuity (previously File No. 333-236810)
•Custom Plus Annuity (previously File No. 333-237710)
•Guaranteed Maturity Fixed Account Option for AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice (previously File No. 333-237707)
•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal, and AIM Lifetime America Freedom (previously File No. 333-237706)
•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor - STI, and Advisor Preferred – STI (previously File No. 333-236836)
•RightFit Annuity (previously File No. 333-236809)
•Scheduled Annuity Manager (previously File No. 333-237711)

Form N-4 Registration Statements and amendments thereto:
•333-114560
•333-114561
•333-114562
•333-102295

March 16, 2023

/s/Tyler (Doney) Largey

Tyler (Doney) Largey
Name

POWER OF ATTORNEY

The undersigned Gilles Dellaert of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
Registration Statements

Form S-1 Registration Statements and amendments thereto pertaining to the following annuity contracts and account options:
•Choice Plus Annuity (previously File No. 333-237708)
•ChoiceRate Annuity (previously File No. 333-237709)
•Custom Annuity (previously File No. 333-236810)
•Custom Plus Annuity (previously File No. 333-237710)
•Guaranteed Maturity Fixed Account Option for AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice (previously File No. 333-237707)
•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal, and AIM Lifetime America Freedom (previously File No. 333-237706)
•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor - STI, and Advisor Preferred – STI (previously File No. 333-236836)
•RightFit Annuity (previously File No. 333-236809)
•Scheduled Annuity Manager (previously File No. 333-237711)

Form N-4 Registration Statements and amendments thereto:
•333-114560
•333-114561
•333-114562
•333-102295

March 16, 2023

/s/Gilles Dellaert

Gilles Dellaert
Name

POWER OF ATTORNEY

The undersigned Laurie Harris of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
Registration Statements

Form S-1 Registration Statements and amendments thereto pertaining to the following annuity contracts and account options:
•Choice Plus Annuity (previously File No. 333-237708)
•ChoiceRate Annuity (previously File No. 333-237709)
•Custom Annuity (previously File No. 333-236810)
•Custom Plus Annuity (previously File No. 333-237710)
•Guaranteed Maturity Fixed Account Option for AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice (previously File No. 333-237707)
•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal, and AIM Lifetime America Freedom (previously File No. 333-237706)
•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor - STI, and Advisor Preferred – STI (previously File No. 333-236836)
•RightFit Annuity (previously File No. 333-236809)
•Scheduled Annuity Manager (previously File No. 333-237711)

Form N-4 Registration Statements and amendments thereto:
•333-114560
•333-114561
•333-114562
•333-102295

March 16, 2023

/s/Laurie Harris

Laurie Harris
Name

POWER OF ATTORNEY

The undersigned Menes Chee of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
Registration Statements

Form S-1 Registration Statements and amendments thereto pertaining to the following annuity contracts and account options:
•Choice Plus Annuity (previously File No. 333-237708)
•ChoiceRate Annuity (previously File No. 333-237709)
•Custom Annuity (previously File No. 333-236810)
•Custom Plus Annuity (previously File No. 333-237710)
•Guaranteed Maturity Fixed Account Option for AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice (previously File No. 333-237707)
•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal, and AIM Lifetime America Freedom (previously File No. 333-237706)
•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor - STI, and Advisor Preferred – STI (previously File No. 333-236836)
•RightFit Annuity (previously File No. 333-236809)
•Scheduled Annuity Manager (previously File No. 333-237711)

Form N-4 Registration Statements and amendments thereto:
•333-114560
•333-114561
•333-114562
•333-102295

March 16, 2023

/s/Menes Chee

Menes Chee
Name

POWER OF ATTORNEY

The undersigned Michael Hovey of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
Registration Statements

Form S-1 Registration Statements and amendments thereto pertaining to the following annuity contracts and account options:
•Choice Plus Annuity (previously File No. 333-237708)
•ChoiceRate Annuity (previously File No. 333-237709)
•Custom Annuity (previously File No. 333-236810)
•Custom Plus Annuity (previously File No. 333-237710)
•Guaranteed Maturity Fixed Account Option for AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice (previously File No. 333-237707)
•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal, and AIM Lifetime America Freedom (previously File No. 333-237706)
•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor - STI, and Advisor Preferred – STI (previously File No. 333-236836)
•RightFit Annuity (previously File No. 333-236809)
•Scheduled Annuity Manager (previously File No. 333-237711)

Form N-4 Registration Statements and amendments thereto:
•333-114560
•333-114561
•333-114562
•333-102295

March 16, 2023

/s/Michael Hovey

Michael Hovey
Name

POWER OF ATTORNEY

The undersigned Susan Voss of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
Registration Statements

Form S-1 Registration Statements and amendments thereto pertaining to the following annuity contracts and account options:
•Choice Plus Annuity (previously File No. 333-237708)
•ChoiceRate Annuity (previously File No. 333-237709)
•Custom Annuity (previously File No. 333-236810)
•Custom Plus Annuity (previously File No. 333-237710)
•Guaranteed Maturity Fixed Account Option for AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice (previously File No. 333-237707)
•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal, and AIM Lifetime America Freedom (previously File No. 333-237706)
•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor - STI, and Advisor Preferred – STI (previously File No. 333-236836)
•RightFit Annuity (previously File No. 333-236809)
•Scheduled Annuity Manager (previously File No. 333-237711)

Form N-4 Registration Statements and amendments thereto:
•333-114560
•333-114561
•333-114562
•333-102295

March 16, 2023

/s/Susan Voss

Susan Voss
Name

POWER OF ATTORNEY

The undersigned Ted Johnson of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Tyler (Doney) Largey, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
Registration Statements

Form S-1 Registration Statements and amendments thereto pertaining to the following annuity contracts and account options:
•Choice Plus Annuity (previously File No. 333-237708)
•ChoiceRate Annuity (previously File No. 333-237709)
•Custom Annuity (previously File No. 333-236810)
•Custom Plus Annuity (previously File No. 333-237710)
•Guaranteed Maturity Fixed Account Option for AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice (previously File No. 333-237707)
•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal, and AIM Lifetime America Freedom (previously File No. 333-237706)
•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor - STI, and Advisor Preferred – STI (previously File No. 333-236836)
•RightFit Annuity (previously File No. 333-236809)
•Scheduled Annuity Manager (previously File No. 333-237711)

Form N-4 Registration Statements and amendments thereto:
•333-114560
•333-114561
•333-114562
•333-102295

March 16, 2023

/s/Ted Johnson

Ted Johnson
Name